Exhibit 32

Certification Pursuant to

18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Luby’s, Inc. on Form 10-K/A for the fiscal year ended August 25, 2004, as filed with the Securities and Exchange Commission on the date hereof, I, Christopher J. Pappas, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 27, 2004	/s/ Christopher J. Pappas

Christopher J. Pappas
President and Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Luby’s, Inc. and will be retained by Luby’s, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to

18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Luby’s, Inc. on Form 10-K/A for the fiscal year ended August 25, 2004, as filed with the Securities and Exchange Commission on the date hereof, I, Ernest Pekmezaris, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 27, 2004	/s/ Ernest Pekmezaris

Ernest Pekmezaris
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Luby’s, Inc. and will be retained by Luby’s, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.